SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

CRYO-CELL INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

Ki Yong Choi

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act

Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount previously paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

On June 29, 2012 Ki Yong Choi and Ki Yong Choi and Laura H. Choi, as trustees UAD 7/27/01 FBO Choi Family Living Trust (collectively, the “Stockholders”) filed with the U. S. Securities and Exchange Commission a seventh amendment to the Schedule 13D (“Amendment No. 7”) of the Stockholders with respect to Cryo-Cell International, Inc., a Delaware corporation. Amendment No. 7 is attached hereto as Exhibit 1 and is incorporated herein by reference.

Exhibit 1.	Amendment No. 7 to Schedule 13D of Ki Yong Choi and Ki Yong Choi and Laura H. Choi, as trustees UAD 7/27/01 FBO Choi Family Living Trust filed with the Securities and Exchange Commission on June 29, 2012.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 7)*

CRYO CELL INTERNATIONAL, INC.
(Name of Issuer)

Common Stock
(Title of Securities)

228895108
(CUSIP Number)

Kevin Friedmann, Esq.
Richardson & Patel LLP
750 Third Avenue, 9th Floor
New York, New York 10017
(212) 561-5559
(Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications)

June 19, 2012
(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), Rule 13d-1(f) or Rule 13d-1(g), check the following box. ☐

*The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 2228895108

1.	Names of Reporting Persons
IRS Identification Nos. of Above Persons (Entities Only)

Ki Yong Choi
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b) ☐

3.	SEC Use Only

4.	Source of Funds (See Instructions)

PF
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e)		☐

6.	Citizenship or Place of Organization

United States
	7.	Sole Voting Power
NUMBER OF
SHARES		1,953,096
BENEFICIALLY	8.	Shared Voting Power
OWNED BY
EACH		233,472 (1)
REPORTING	9.	SOLE DISPOSITIVE POWER
PERSON
WITH		1,953,096
	10.	Shared Dispositive Power

233,472 (1)
11.	Aggregate Amount Beneficially Owned by Each Reporting Person

2,186,568
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions)
☐

13.	Percent of Class Represented by Amount in Row (11)

19.6% (2)
14.	Type of Reporting Person (See Instructions)

IN

(1)	By virtue of being a co-trustee of the Ki Yong Choi and Laura H. Choi, as trustees UAD 7/27/01 FBO Choi Family Living Trust (the “Trust”), Mr. Choi shares voting and dispositive power over the 233,472 shares of common stock held by the Trust.
(2)	Based upon 11,180,458 shares of common stock outstanding as of June 18, 2012 as reported in the Company’s preliminary proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on June 19, 2012.

CUSIP No. 2228895108

1.	Names of Reporting Persons
IRS Identification Nos. of Above Persons (Entities Only)

Ki Yong Choi and Laura H. Choi, as trustees UAD 7/27/01 FBO Choi Family Living Trust
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b) ☐

3.	SEC Use Only

4.	Source of Funds (See Instructions)

PF, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e)		☐

6.	Citizenship or Place of Organization

California
	7.	Sole Voting Power
NUMBER OF
SHARES		0
BENEFICIALLY	8.	Shared Voting Power
OWNED BY
EACH		233,472 (1)
REPORTING	9.	SOLE DISPOSITIVE POWER
PERSON
WITH		0
	10.	Shared Dispositive Power

233,472 (1)
11.	Aggregate Amount Beneficially Owned by Each Reporting Person

233,472 (1)
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions)
☐

13.	Percent of Class Represented by Amount in Row (11)

.02% (2)
14.	Type of Reporting Person (See Instructions)

OO

(1)	By virtue of being a co-trustee of the Ki Yong Choi and Laura H. Choi, as trustees UAD 7/27/01 FBO Choi Family Living Trust (the “Trust”), Mr. Choi shares voting and dispositive power over the 233,472 shares of common stock held by the Trust.
(2)	Based upon 11,180,458 shares of common stock outstanding as of June 18, 2012 as reported in the Company’s preliminary proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on June 19, 2012.

Item 1.	Security and Issuer

This Amendment No. 7 to Schedule 13D (“Amendment No. 7”) by Ki Yong Choi and Ki Yong Choi and Laura H. Choi, as trustees UAD 7/27/01 FBO Choi Family Living Trust (the “Trust” and collectively, the “Reporting Persons”) amends and supplements the statement on Schedule 13D originally filed on July 26, 2007 (the “Original Schedule 13D”, and as amended and supplemented by Amendment No. 1 to Schedule 13D filed on July 31, 2007, Amendment No. 2 to Schedule 13D filed on May 1, 2009, Amendment No. 3 to Schedule 13D filed on May 10, 2011, Amendment No. 4 to Schedule 13D filed on May 23, 2011, Amendment No. 5 to Schedule 13D filed on August 22, 2011, Amendment No. 6 and this Amendment No. 7, the “Schedule 13D”) by Mr. Choi relating to the common stock, par value $0.01 per share (the “Common Stock”) of Cryo-Cell International, Inc., a Delaware corporation (the “Issuer”), with its principal executive offices located at 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677. Information given in response to each item shall be deemed incorporated by reference in all other items, as applicable.

Item 3.	Source and Amount of Funds or Other Consideration

Item 3 of the Schedule 13D is hereby amended to include the following:

As a result of a reduction in the number of the Issuer’s shares of Common Stock outstanding, the percentage ownership of the Reporting Persons’ Common Stock in the Issuer increased from 18.4% to 19.6%. On April 16, 2012 the Issuer reported 11,853,227 shares outstanding as of April 13, 2012. On June 19, 2012, the Issuer reported 11,180,458 shares outstanding as of June 18, 2012.

Item 4.	Purpose of Transaction

Item 4 of the Schedule 13D is hereby amended to include the following:

As a result of a reduction in the number of the Issuer’s shares of Common Stock outstanding, the percentage ownership of the Reporting Persons’ Common Stock in the Issuer increased from 18.4% to 19.6%. On April 16, 2012 the Issuer reported 11,853,227 shares outstanding as of April 13, 2012. On June 19, 2012, the Issuer reported 11,180,458 shares outstanding as of June 18, 2012.

Depending on various factors, including the Issuer’s financial position, results of operations and strategic direction, the outcome of discussions with other stockholders and the Issuer, actions taken by the Issuer, and the trading price levels of the Common Stock of the Issuer, the Reporting Persons may in the future take such actions with respect to their investment in the Issuer as they deem appropriate including, without limitation, purchasing additional shares of Common Stock of the Issuer or selling some or all of their shares of Common Stock of the Issuer, and/or otherwise changing their intentions with respect to any and all matters referred to in paragraphs (a) through (j) of Item 4 of Schedule 13D.

Item 7.	Material to Be Filed as Exhibits

Exhibit 99.1 Joint Filing Agreement between the Reporting Persons.

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

June 28, 2012

/s/ Ki Yong Choi
Ki Yong Choi

Ki Yong Choi and Laura Choi, as Trustees UAD 7/27/01
FBO Choi Family Living Trust

By:	/s/ Ki Yong Choi, Trustee
Ki Yong Choi, Trustee

By:	/s/ Laura H. Choi
Laura H. Choi, Trustee